j2 Global

INVESTORS PRESENTATION

SECOND QUARTER 2018 RESULTS

August 9, 2018

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2018 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management's expectations or beliefs as of August 9, 2018 as well as those set forth in our Annual Report on Form 10-K filed by us on March 1, 2018 with the Securities and Exchange Commission ("SEC") and our quarterly report on form 10-Q filed by us on August 9, 2018 with the SEC and the other reports we file from time to time with the SEC. We undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others:

- Future operating results
- Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses
- Deployment of cash and investment balances to grow the company
- Subscriber growth, retention, usage levels and average revenue per account
- Cloud service and digital media growth and continued demand for fax services
- International growth
- New products, services, features and technologies
- Corporate spending including stock repurchases
- Intellectual property and related licensing revenues
- Liquidity and ability to repay or refinance indebtedness
- Systems capacity, coverage, reliability and security
- Regulatory developments and taxes

All information in this presentation speaks as of August 9, 2018 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth or profitability, and any related impact of US. Or worldwide economic issues on customer acquisition, retention and usage levels, advertising spend and credit and debit card payment declines
- Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures or otherwise
- Inability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies
- Failure to offer compelling digital media content causing reduced traffic and advertising levels; loss of advertisers or reduction in advertising spend; increased prevalence or effectiveness of advertising blocking technologies; inability to monetize handheld devices and handheld traffic supplanting monetized traffic; and changes by our vendors or partners that impact our traffic or publisher audience acquisition and/or monetization
- New or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecommunications taxes
- Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach
- Competition from others with regard to price, service, content and functionality
- Inadequate intellectual property (IP) protection, expiration, invalidity or loss of key patents, violations of 3rd party IP rights or inability or significant delay in monetizing IP
- Inability to continue to expand our business and operations internationally
- Inability to maintain required services on acceptable terms with financially stable telecom, co-location and other critical vendors; and inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations
- Level of debt limiting availability of cash flow to reinvest in the business; inability to repay or refinance debt when due; and restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans
- Inability to maintain and increase our cloud services customer base or average revenue per user
- Inability to achieve business or financial results in light of burdensome telecommunications, internet, advertising, health care, consumer, privacy or other regulations, or being subject to existing regulations
- Inability to adapt to technological change and diversify services and related revenues at acceptable levels of financial return
- Loss of services of executive officers and other key employees
- Other factors set forth in our Annual Report on Form 10-K filed by us on March 1, 2018 with the SEC and our quarterly report on Form 10-Q filed by us on August 9, 2018 with the SEC and the other reports we file from time to time with the SEC

Q2 Consolidated Financial Snapshot[1]


Revenue
(in millions)
5%
$273.2
$287.9
Q2 2017
Q2 2018
Adjusted Gross Profit
(in millions)
4%
$230.8
$240.9
Q2 2017
Q2 2018
Adjusted EBITDA
(in millions)
3%
$110.2
$113.5
Q2 2017
Q2 2018
Adjusted EPS
13%
$1.33
$1.50
Q2 2017
Q2 2018

(1) See slides 14-19 for a GAAP reconciliation of adjusted non-GAAP gross profit, adjusted EBITDA and adjusted earnings per diluted share for the Company as a whole and by segment.

j2 Global

Deeper Dive into FCF[1]


Free Cash Flow
(in millions)
CAGR 15%
$150.4
$171.5
$223.2
$267.9
$264.8
$309.9
2013
2014
2015
2016
2017
LTM


FCF 2Q18
(in millions)
22%
$71.1
$87.0
Q2'17
Q2 '18

(1) See slide 16 for a GAAP reconciliation of Free Cash flow

j2 Global

Steady Subscription Revenue Build – Notable Growth in Digital Media



Subscription Breakdown
(in millions)
Digital Media
Cloud Services
$148.9
$158.7
$181.5
$141.4
$143.4
$150.1
$7.5
$15.2
$31.3
Q2-16
Q2-17
Q2-18

j2 Global

Q2 Financial Snapshot By Business Segments[1]

CLOUD SERVICES


Revenue
(in millions)
4%
$144.7
$150.3
Q2 2017
Q2 2018


Adjusted EBITDA
(in millions)
-2%
$77.0
$75.6
Includes ($1.2MM) net reclass from j2 Inc.
Q2 2017
Q2 2018

DIGITAL MEDIA


Revenue
(in millions)
7%
$128.5
$137.6
Q2 2017
Q2 2018


Adjusted EBITDA
(in millions)
8%
$36.9
$39.8
Includes ($1.2MM) reclass from j2 Inc.
Q2 2017
Q2 2018

(1) See slides 14-19 for a GAAP reconciliation of adjusted EBITDA for the Company as a whole and by segment.

j2 Global

Financial Summary 2Q18[1]

(in Millions)	2Q 18	2Q 17	Y/Y
Cloud Services	$150.3	$144.7	4%
Digital Media	$137.6	$128.5	7%
Revenue	$287.9	$273.2	5%
Gross Margin	83.7%	84.5%	-82 bps
Adjusted EBITDA	$113.5	$110.2	3%
Adjusted EBITDA %	39.4%	40.3%	-92 bps
Adjusted EPS	$1.50	$1.33	$0.17
Free Cash Flow	$87.0	$71.1	22%
Subscription % of Revenue	63%	58%	496 bps

(1) See slides 14-19 for a GAAP reconciliation of adjusted non-GAAP gross profit, adjusted EBITDA, adjusted EPS, Free Cash Flow for the Company as a whole and by segment.

j2 Global

2018
FINANCIAL GUIDANCE

2018 Guidance (Forward-Looking Statements)

Reaffirm our annual guidance of Revenues, EBITDA and raise our Adjusted Non-GAAP EPS*

Revenues	$1,200MM - $1,250MM
Adjusted EBITDA(1)(2)	$480MM - $505MM
Adjusted Non-GAAP EPS(1)(2)	$6.16 - $6.46

- Increase in adjusted non-GAAP EPS due to the continued review of the income tax benefits related to the 2017 Tax Reform Act

(1) Figures are adjusted Non-GAAP.
(2) Adjusted earnings per diluted share excludes share-based compensation, amortization of acquired intangibles and the impact of any currently anticipated items, in each case net of tax.

j2 Global

SUPPLEMENTAL INFORMATION

Consolidated Metrics

j2 Consolidated		2017				2018	
		Q1	Q2	Q3	Q4	Q1	Q2
Revenue by Segment							
Cloud Services Revenues	(in '000s)	$141,544	$144,709	$145,787	$146,916	$149,485	$150,297
Digital Media Revenues		$113,125	$128,465	$127,829	$169,464	$131,137	$137,591
Corporate		$0	$0	$0	$0	$0	$1
Total Revenues		**$254,669**	**$273,174**	**$273,616**	**$316,380**	**$280,623**	**$287,889**
Diluted EPS							
GAAP		$0.52	$0.63	$0.66	$1.02	$0.38	$0.57
Adjusted Non-GAAP (1)		$1.19	$1.33	$1.34	$1.79	$1.22	$1.50
Cash & Investment	(millions)	$187.5	$330.8	$402.5	$408.7	$396.7	$428.0
Free Cash Flow (2)		$61.5	$71.1	$56.8	$75.3	$90.7	$87.0
Adjusted EBITDA (3)		$99.5	$110.2	$111.3	$141.9	$102.7	$113.5

(1) See slide 14-15 for a reconciliation of Non-GAAP earnings and EPS to GAAP net income and diluted GAAP EPS
(2) See slide 16 for a definition of Free Cash Flow and reconciliation to net cash provided by operating activities
(3) See slide 17 for a definition of adjusted EBITDA and reconciliation to Net Income

Cloud Services & Digital Media Metrics

Cloud Services Metrics	2017 Q1	2017 Q2	2017 Q3	2017 Q4	2018 Q1	2018 Q2
Revenue by Type (in '000s)						
Fixed Subscriber Revenues	$115,726	$117,556	$118,755	$119,232	$120,840	$123,648
Variable Subscriber Revenues	$24,606	$25,863	$25,808	$26,651	$28,482	$26,479
Subscriber Revenues	**$140,332**	**$143,419**	**$144,563**	**$145,882**	**$149,322**	**$150,127**
Other Licenses Revenues (1)	$1,212	$1,291	$1,223	$1,034	$163	$170
Total Cloud Services Revenues	**$141,544**	**$144,709**	**$145,787**	**$146,916**	**$149,485**	**$150,297**
Revenue - DID vs. Non-DID						
DID Based Revenues	$93,438	$95,490	$96,702	$99,299	$98,692	$98,487
Non-DID Based Revenues	$48,106	$49,220	$49,084	$47,617	$50,793	$51,809
Total Adjusted Non-GAAP Cloud Services Revenues	**$141,544**	**$144,709**	**$145,787**	**$146,916**	**$149,485**	**$150,297**
Cloud Services Customers (2)	**3,116**	**3,141**	**3,175**	**3,176**	**3,185**	**3,197**
Average Monthly Revenue/Customer (3)	$15.03	$15.28	$15.26	$15.31	$15.65	$15.68
Cancel Rate (4)	2.3%	2.1%	2.2%	2.0%	2.2%	2.0%
Digital Media Metrics(5) (in '000s)						
Visits	1,401,666	1,352,200	1,394,177	1,572,398	1,659,695	1,760,298
Views	5,386,097	6,054,062	5,872,437	6,418,612	6,305,214	6,308,128

(1) Cloud Services revenue includes IP Licensing revenue
(2) Cloud Services Customers are defined as paying DIDs for Fax & Voice services and direct and resellers' accounts for other services
(3) Quarterly ARPU is calculated using our standard convention of applying the average of the quarter's beginning and ending customer base to the total revenue of the quarter
(4) User cancel rate, also called user churn, is defined as cancellation of service by Cloud Business customers with greater than 4 months of continuous service (continuous service includes Cloud Business customers that are administratively cancelled and reactivated within the same calendar month). User cancel rate is calculated monthly and expressed here as an average over the three months of the quarter.
(5) Digital Media Traffic figures based on Google Analytics & Partner Platforms

j2 Global

Q2 2018 Reconciliation of GAAP to Adjusted Non-GAAP Earnings & EPS

Figures in Thousands

	Three Months Ended June 30,			
	2018		2017	
Cost of revenues	$	47,749	$	43,159
Plus:				
Share based compensation (1)		(129)		(121)
Acquisition related integration costs (2)		(43)		-
Amortization (3)		(546)		(639)
Adjusted non-GAAP cost of revenues	**$**	**47,031**	**$**	**42,399**
Sales and marketing	$	83,171	$	80,862
Plus:				
Share based compensation (1)		(467)		(521)
Acquisition related integration costs (2)		(484)		(1,033)
Adjusted non-GAAP sales and marketing	**$**	**82,220**	**$**	**79,308**
Research, development and engineering	$	11,252	$	11,555
Plus:				
Share based compensation (1)		(355)		(281)
Acquisition related integration costs (2)		(178)		(248)
Adjusted non-GAAP research, development and engineering	**$**	**10,719**	**$**	**11,026**
General and administrative	$	91,334	$	79,038
Plus:				
Share based compensation (1)		(6,116)		(4,639)
Acquisition related integration costs (2)		(7,487)		(1,884)
Amortization (3)		(33,717)		(32,077)
Tax expense from prior years (4)		-		(3,007)
Adjusted non-GAAP general and administrative	**$**	**44,014**	**$**	**37,431**

Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications:
1) Elimination of shared-based compensation expense and associated payroll taxes
2) Elimination of certain acquisition-related integration costs
3) Elimination of amortization of patents and intangible assets that we acquired
4) Elimination of additional tax or indirect tax related expense to prior years

j2 Global

Q2 2018 Reconciliation of GAAP to Adjusted Non-GAAP Earnings & EPS Continued

Figures in Thousands

	Three Months Ended June 30,			
		2018		2017
Interest expense, net	$	15,502	$	13,670
Plus:				
Acquisition related integration costs (2)		(23)		-
Interest costs (3)		(2,148)		(2,859)
Adjusted non-GAAP interest expense, net	$	13,331	$	10,811
Other expense, net	$	394	$	4,227
Plus:				
Acquisition related integration costs (2)		-		(2,635)
Investments (5)		(199)		-
Adjusted non-GAAP other expense, net	$	195	$	1,592
Income tax provision	$	7,037	$	9,287
Plus:				
Share based compensation (1)		2,716		2,233
Acquisition related integration costs (2)		914		834
Interest costs (3)		1,157		829
Amortization (4)		4,961		11,685
Investments (5)		(87)		-
Tax expense from prior years (6)		-		949
Adjusted non-GAAP income tax provision	$	16,698	$	25,817
Net loss in earnings of equity method investment	$	2,971	$	-
Plus:				
Investments (5)		(2,971)		-
Adjusted non-GAAP net loss in earnings of equity method investment	$	-	$	-
Total adjustments	$	(45,202)	$	(33,414)
GAAP earnings per diluted share		$0.57		$0.63
Adjustments *		$0.93		$0.70
Adjusted non-GAAP earnings per diluted share		$1.50		$1.33

* The reconciliation of net income per share from GAAP to Adjusted non-GAAP may not foot since each is calculated independently.

Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications:
1) Elimination of shared-based compensation expense and associated payroll taxes
2) Elimination of certain acquisition-related integration costs
3) Elimination of interest costs in excess of the coupon rate associated with the convertible notes
4) Elimination of amortization of patents and intangible assets that we acquired
5) Elimination of change in value on investments
6) Elimination of additional tax or indirect tax related expense from prior years

j2 Global

GAAP Reconciliation Free Cash Flow[1]

Figures in Thousands

	2013	2014	2015	2016	2017	LTM	Q2 2017	Q2 2018
Net cash provided by operating activities	$ 193,324	$ 177,231	$ 229,061	$ 282,387	$ 264,420	$ 359,058	$ 60,464	$ 102,383
Less: Purchases of property and equipment	(18,626)	(11,221)	(17,297)	(24,746)	(39,595)	(49,208)	(9,285)	(15,393)
Less: Patent Settlement	(27,000)	-	-	-	-	-	-	-
Add: Excess tax benefit from share-based compensation	2,695	5,512	4,486	2,271	-	-	-	-
Add: IRS Settlement	-	-	6,917	-	-	-	-	-
Add: Contingent consideration	-	-	-	8,000	39,950	-	19,950	-
Free cash flows	**$ 150,393**	**$ 171,522**	**$ 223,167**	**$ 267,912**	**$ 264,775**	**$ 309,850**	**$ 71,129**	**$ 86,990**

(1) Free Cash Flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, less patent settlement, plus excess tax benefits (deficits) from share based compensation, plus IRS settlement, plus contingent consideration. Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes

j2 Global

GAAP Reconciliation Adjusted EBITDA[1]

Figures in Thousands	Three Months Ended June 30, 2018		Three Months Ended June 30, 2017	
Net income	$	28,479	$	31,376
Plus:				
Interest expense, net		15,502		13,670
Other expense, net		394		1,592
Income tax expense		7,037		9,287
Depreciation and amortization		43,857		39,902
Reconciliation of GAAP to Adjusted non-GAAP financial measures:				
Share-based compensation and the associated payroll tax expense		7,067		5,562
Acquisition-related integration costs		8,192		5,800
Investments		2,971		-
Additional indirect tax expense from prior years		-		3,007
Adjusted EBITDA	$	113,499	$	110,196

(1) Adjusted EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. Adjusted EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes

j2 Global

Q2 2018 Reconciliation of GAAP to Adjusted EBITDA

Figures in Thousands

	Cloud Services		Digital Media		Corporate		Total	
Revenues								
GAAP revenues	$	150,297	$	137,591	$	1	**$**	**287,889**
Gross profit								
GAAP gross profit	$	119,617	$	120,522	$	1	**$**	**240,140**
Non-GAAP adjustments:								
Share-based compensation		128		1		-		**129**
Acquisition related integration costs		-		43		-		**43**
Amortization		546		-		-		**546**
Adjusted non-GAAP gross profit	$	120,291	$	120,566	$	1	**$**	**240,858**
Operating profit								
GAAP operating profit	$	58,182	$	3,213	$	(7,012)	**$**	**54,383**
Non-GAAP adjustments:								
Share-based compensation		1,780		1,196		4,091		**7,067**
Acquisition related integration costs		840		7,352		-		**8,192**
Amortization		12,363		20,911		989		**34,263**
Adjusted non-GAAP operating profit	$	73,165	$	32,672	$	(1,932)	**$**	**103,905**
Depreciation		2,449		7,145		-		**9,594**
Adjusted EBITDA	**$**	**75,614**	**$**	**39,817**	**$**	**(1,932)**	**$**	**113,499**

NOTE 1: Table above excludes certain intercompany allocations

NOTE 2: The table above is impacted by several effects including (a) the Company determined certain patent assets and related income and expenses associated with Advanced Messaging Technologies, Inc. were reclassified from the Cloud Services segment to Corporate in Q2 2018 which resulted in an increase in non-GAAP operating profit by an immaterial amount to the Cloud Service segment with a corresponding decrease to the Corporate entity; and (b) certain expenses associated with Corporate were allocated to the Cloud Services and Digital Media segment as these costs are shared costs incurred by the Corporate entity. As a result, expenses were allocated from Corporate to Cloud Services and Digital Media segment in the amount of $1.2 million and $1.2 million, respectively.

The effects noted above reduce Adjusted EBITDA for the Cloud Services and Digital Media segment by $1.2 million and $1.2 million, respectively.

Adjusted Non-GAAP operating income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications:
1) Elimination of shared-based compensation expense and associated payroll taxes
2) Elimination of amortization of patents and intangible assets that we acquired
3) Elimination of certain acquisition-related integration costs

j2 Global

Q2 2017 Reconciliation of GAAP to Adjusted EBITDA

Figures in Thousands	Cloud Services		Digital Media		Corporate		Total	
Revenues								
GAAP revenues	$	144,709	$	128,465	$	-	**$**	**273,174**
Gross profit								
GAAP gross profit	$	114,774	$	115,241	$	-	**$**	**230,015**
Non-GAAP adjustments:								
Share-based compensation		121		-		-		**121**
Amortization		639		-		-		**639**
Adjusted non-GAAP gross profit	$	115,534	$	115,241	$	-	**$**	**230,775**
Operating profit								
GAAP operating profit	$	58,109	$	10,129	$	(9,678)	**$**	**58,560**
Non-GAAP adjustments:								
Share-based compensation		1,515		1,091		2,956		**5,562**
Acquisition related integration costs		150		3,015		-		**3,165**
Amortization		14,876		17,840		-		**32,716**
Additional indirect tax expense from prior years		-		-		3,007		**3,007**
Adjusted non-GAAP operating profit	$	74,650	$	32,075	$	(3,715)	**$**	**103,010**
Depreciation		2,312		4,874		-		**7,186**
Adjusted EBITDA	**$**	**76,962**	**$**	**36,949**	**$**	**(3,715)**	**$**	**110,196**

NOTE: Table above excludes certain intercompany allocations

Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications:
1) Elimination of shared-based compensation expense and associated payroll taxes
2) Elimination of amortization of patents and intangible assets that we acquired
3) Elimination of certain acquisition-related integration costs

j2 Global

j2 Global®